Exhibt 99.(h)(1)(B)

SCHEDULE A
Dated:  March 22, 2012

AMERICAN BEACON FUNDS:

Institutional Class
Balanced Fund – Institutional Class
Large Cap Value Fund – Institutional Class
International Equity Fund – Institutional Class
Small Cap Value Fund – Institutional Class
S & P 500 Index Fund– Institutional Class
High Yield Bond Fund– Institutional Class
Large Cap Growth Fund – Institutional Class
Emerging Markets Fund – Institutional Class
SiM High Yield Opportunities Fund- Institutional Class
Small Cap Index Fund – Institutional Class
International Equity Index Fund – Institutional Class
Treasury Inflation Protected Securities Fund – Institutional Class
Intermediate Bond Fund – Institutional Class
Short Term Bond Fund – Institutional Class
Mid-Cap Value Fund – Institutional Class
Zebra Large Cap Equity Fund – Institutional Class
Zebra Small Cap Equity Fund – Institutional Class
Flexible Bond Fund – Institutional Class
Bridgeway Large Cap Value Fund – Institutional Class
Stephens Mid-Cap Growth Fund – Institutional Class
Stephens Small Cap Growth Fund – Institutional Class
American Beacon Holland Large Cap Growth Fund – Institutional Class (Live Date 3/26/12)

Y Class
Balanced Fund- Y Class
Large Cap Growth Fund – Y Class
Mid-Cap Value Fund – Y Class
Emerging Markets Fund - Y Class
High Yield Bond Fund - Y Class
Large Cap Value Fund - Y Class
International Equity Fund - Y Class
Small Cap Value Fund - Y Class
Small Cap II Value Fund- Y Class
Retirement Income and Appreciation Fund – Y Class
Intermediate Bond Fund- Y Class
Short Term Bond Fund – Y Class
SiM High Yield Opportunities Fund – Y Class
Treasury Inflation Protected Securities – Y Class
Zebra Large Cap Equity Fund – Y Class
Zebra Small Cap Equity Fund – Y Class
Flexible Bond Fund – Y Class
Bridgeway Large Cap Value Fund – Y Class
Stephens Mid-Cap Growth Fund – Y Class
Stephens Small Cap Growth Fund – Y Class
American Beacon Holland Large Cap Growth Fund – Y Class (Live Date 3/26/12)

Retirement Class
Large Cap Value Fund – Retirement Class
International Equity Fund – Retirement Class
Small Cap Value Fund – Retirement Class
Zebra large Cap Equity Fund – Retirement Class
Zebra Small Cap Equity Fund – Retirement Class

Advisor Class (formerly Service Class)
International Equity Fund - Advisor Class
Small Cap Value Fund – Advisor Class
Balanced Fund – Advisor Class
Large Cap Value Fund – Advisor Class
Mid-Cap Value Fund – Advisor Class

Investor Class (formerly PlanAhead Class)
Balanced Fund- Investor Class
Large Cap Value Fund - Investor Class
International Equity Fund - Investor Class
Short Term Bond Fund – Investor Class
Emerging Markets Fund - Investor Class
Small Cap Value Fund - Investor Class
Small Cap II Value Fund – Investor Class
S & P 500 Index - Investor Class
SiM High Yield Opportunities Fund – Investor Class
High Yield Bond Fund - Investor Class
Retirement Income and Appreciation Fund – Investor Class
Mid-Cap Value Fund – Investor Class
Intermediate Bond Fund- Investor Class
Treasury Inflation Protected Securities – Investor Class
Zebra Large Cap Equity Fund – Investor Class
Zebra Small Cap Equity Fund – Investor Class
Flexible Bond Fund – Investor Class
Bridgeway Large Cap Value Fund – Investor Class
Stephens Mid-Cap Growth Fund – Investor Class
Stephens Small Cap Growth Fund – Investor Class
American Beacon Holland Large Cap Growth Fund – Investor Class (Live Date 3/26/12)

A Class
Balanced Fund- A Class
Large Cap Value Fund - A Class
Large Cap Growth Fund – A Class
International Equity Fund - A Class
Short Term Bond Fund – A Class
Emerging Markets Fund - A Class
Small Cap Value Fund - A Class
SiM High Yield Opportunities Fund – A Class
High Yield Bond Fund - A Class
Retirement Income and Appreciation Fund – A Class
Mid-Cap Value Fund – A Class
Intermediate Bond Fund- A Class
Treasury Inflation Protected Securities – A Class
Zebra Large Cap Equity Fund – A Class
Zebra Small Cap Equity Fund – A Class
Flexible Bond Fund – A Class
Bridgeway Large Cap Value Fund – A Class
Stephens Mid-Cap Growth Fund – A Class
Stephens Small Cap Growth Fund – A Class
American Beacon Holland Large Cap Growth Fund – A Class (Live Date 3/26/12)

C Class
Balanced Fund- C Class
Large Cap Value Fund - C Class
Large Cap Growth Fund – C Class
International Equity Fund - C Class
Short Term Bond Fund – C Class
Emerging Markets Fund - C Class
Small Cap Value Fund - C Class
SiM High Yield Opportunities Fund – C Class
High Yield Bond Fund - C Class
Retirement Income and Appreciation Fund – C Class
Mid-Cap Value Fund – C Class
Intermediate Bond Fund- C Class
Treasury Inflation Protected Securities – C Class
Zebra Large Cap Equity Fund – C Class
Zebra Small Cap Equity Fund – C Class
Flexible Bond Fund – C Class
Bridgeway Large Cap Value Fund – C Class
Stephens Mid-Cap Growth Fund – C Class
Stephens Small Cap Growth Fund – C Class
American Beacon Holland Large Cap Growth Fund – C Class (Live Date 3/26/12)

AMR Class
Mid Cap Value Fund – AMR Class
Balanced Fund - AMR Class
Large Cap Value Fund - AMR Class
International Equity Fund - AMR Class
Small Cap Value Fund - AMR Class
Large Cap Growth Fund - AMR Class
Emerging Markets Fund - AMR Class
High Yield Bond Fund – AMR Class

AMERICAN BEACON SELECT FUNDS:

Money Market Select Fund
U.S. Government Money Market Select Fund

AMERICAN BEACON FUNDS AMERICAN BEACON SELECT FUNDS		STATE STREET BANK AND TRUST COMPANY

By:	/s/ Terri McKinney	By:	/s/ Michael Rogers
Name:	Terri McKinney	Name:	Michael Rogers
Title:	Vice President	Title:	Executive Vice President